UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

JAKKS PACIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2951 28 th Street, Santa Monica, California	90405
(Address of principal executive offices)	Zip Code)

Registrant’s telephone number, including area code: (424) 268-9444

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.001 par value	JAKK	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 15, 2020, JAKKS Pacific, Inc. (the “Company”) received written notice from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Company is required to maintain a minimum of $10,000,000 in stockholders’ equity for continued listing and because the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2020, reported stockholders’ equity of $(9,838,000), the Company no longer complies with Nasdaq’s Listing Rules (the “May 15 Letter”). The Company has until November 11, 2020 to cure this deficiency and/or meet any of Nasdaq’s other alternative continuing qualification criteria.

As previously reported, on December 26, 2019 the Company received written notice from Nasdaq that its common shares were subject to delisting from The Nasdaq Global Select Market and were scheduled to be delisted on January 6, 2020 because its common shares, par value $.001, closed below the $1.00 per share minimum bid price required by Nasdaq Listing Rule 5450(a)(1) for 30 consecutive business days. The Company appealed the delisting determination to a Hearings Panel (the “Panel”) and the Panel granted the Company an extension until June 23, 2020 (which period has since been extended to September 7, 2020) to meet the required minimum bid price, based, at least in part, upon the Company’s representation that if necessary it would implement a reverse stock split. In an effort to comply, the Company has placed on the agenda at its 2020 Annual Meeting of Stockholders currently scheduled to be held (virtually) on June 12, 2020, an item seeking shareholder approval of a reverse stock split.

Accordingly, the May 15 Letter matter serves as an additional basis for delisting the Company’s securities from The Nasdaq Stock Market.

The issuance of the May 15 Letter has no immediate effect on the listing or trading of the Company’s common shares, which will continue to trade on Nasdaq under the symbol “JAKK” until the Panel concludes its determination with respect to the Company’s compliance with Nasdaq’s Listing Rules.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

By:	/S/ John L. Kimble
John L. Kimble, CFO

Date:  May 21, 2020